Exhibit 10.10.2

Amendment Agreement Number 1

Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036-8293 Facsimile: (212) 537-8293 Telephone: (212) 507-0483

Capital One Financial Corporation

1680 Capital One Drive

McLean, VA 22102

Attention: Simon Fairclough

Telephone No.:	703-720-1253
Facsimile No.:	703-720-2165

November 1, 2011

Dear Mr. Fairclough:

Reference is made to the Share Forward Transaction letter agreement dated July 14, 2011, as amended and supplemented from time to time, between Morgan Stanley & Co. LLC, and Capital One Financial Corporation (the “Agreement”). The purpose of this letter agreement (this “Amendment Agreement”) is to amend certain terms set forth in the Agreement as described below. All capitalized terms used, but not defined herein, shall have the meanings assigned thereto in the Agreement. Notwithstanding anything in the Agreement to the contrary, Barclays and Counterparty hereby agree as follows:

1.	Settlement Date: The definition of Settlement Date shall be deleted in its entirety and replaced with the following:

If (i) Cash Settlement or Net Share Settlement is applicable, Three Scheduled Trading Days immediately following the Valuation Date or (ii) Physical Settlement is applicable, one Scheduled Trading Day immediately following the Settlement Notice Date.

2.	Counterparts: This Amendment Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

3.	Governing Law: This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Except as expressly modified herein, the Agreements shall remain in full force and effect.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Amendment Agreement Number 1.

Very truly yours,

MORGAN STANLEY & CO. LLC,

By:	/s/ Serkan Savasoglu
Name: Serkan Savasoglu
Title: Managing Director

Accepted and confirmed as of the Trade Date:

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Stephen Linehan
Name: Stephen Linehan
Title: EVP, Treasurer